                                                                 Exhibit 10.26
--------------------------------------------------------------------------------



                                    WARRANT

                          To Purchase Common Stock of

                                MATRIXONE, INC.
                                ===============


                               Warrant No. CS-1

                    No. of Shares of Common Stock:  200,000




--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
    I.    DEFINITIONS........................................................   1
    II.   EXERCISE OF WARRANT................................................   4
          2.1  Exercise Period...............................................   4
          2.2  Exercise Notice; Delivery of Certificates.....................   4
          2.3  Payment of Warrant Price......................................   5
          2.4  Payment of Taxes..............................................   5
          2.5  Fractional Shares.............................................   5
    III.  TRANSFER, DIVISION AND COMBINATION.................................   5
          3.1  Transfer......................................................   5
          3.2  Division and Combination......................................   6
          3.3  Expenses......................................................   6
          3.4  Maintenance of Books..........................................   6
    IV.   ADJUSTMENTS........................................................   6
          4.1  Stock Dividends, Subdivisions and Combinations................   6
          4.2  Other Provisions Applicable to Adjustment under this Section..   7
          4.3  Organic Change................................................   8
    V.    NOTICES TO WARRANT HOLDERS.........................................   8
          5.1  Notice of Adjustments.........................................   8
          5.2  Notice of Corporate Action....................................   9
    VI.   NO IMPAIRMENT......................................................   9
    VII.  RESERVATION AND AUTHORIZATION OF COMMON STOCK......................  10
    VIII. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.................  10
    IX.   RESTRICTIONS ON TRANSFERABILITY....................................  10
          9.1  Restrictive Legend............................................  11
          9.2  Restrictions on Transfer......................................  11
          9.3  Notice of Proposed Transfers..................................  11
          9.4  Termination of Restrictions...................................  12
          9.5  Agreement Not to Tansfer......................................  13
          9.6  Market Stand-Off..............................................  13


                                                                              PAGE
  X.     SUPPLYING INFORMATION...............................................  13
  XI.    LOSS OR MUTILATION..................................................  13
  XII.   LIMITATION OF LIABILITY; RIGHTS AS STOCKHOLDER......................  14
         12.1  Liability.....................................................  14
         12.2  Rights........................................................  14
  XIII.  REPRESENTATIONS AND WARRANTIES OF COMPANY...........................  14
         13.1  Organization and Good Standing................................  14
         13.2  Authorization.................................................  14
         13.3  Valid Issuance of Warrant Stock...............................  14
         13.4  Compliance with Other Documents...............................  14
  XIV.   REPRESENTATIONS AND WARRANTIES OF HOLDER............................  15
         14.1  Investigation.................................................  15
         14.2  Accredited Investor, Etc......................................  15
         14.3  Purchase Entirely for Own Account.............................  15
  XV.    MISCELLANEOUS.......................................................  15
         15.1  Nonwaiver and Expenses........................................  15
         15.2  Notices.......................................................  15
         15.3  Successors and Assigns........................................  16
         15.4  Amendment; Waiver.............................................  16
         15.5  Severability..................................................  16
         15.6  Section and Other Headings....................................  16
         15.7  Governing Law.................................................  16
         15.8  Covenant Regarding Consent....................................  17
         15.9  Remedies......................................................  17
         15.10 Registration Rights...........................................  17


THIS WARRANT AND THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH AND THE PROVISIONS OF THIS WARRANT.

No. of Shares of Common Stock: 200,000         Warrant No.  CS-1

                                    WARRANT

                          To Purchase Common Stock of

                                MATRIXONE, INC.

          THIS IS TO CERTIFY THAT GE Capital Equity Investments, Inc., or its permitted registered assigns, in exchange for consideration the receipt and sufficiency of which is hereby acknowledged, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from MatrixOne, Inc., a Delaware corporation ("Company"), 200,000 shares of Common Stock (subject to
                       -------
adjustment as provided herein), in whole or in part, at the Purchase Price (as hereinafter defined) per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth. The parties hereto agree that for all income tax purposes the fair market value of this Warrant as of the date hereof is $930,000, which fair market value will be adjusted on the closing of the Offering (as hereinafter defined).

I.   DEFINITIONS
     -----------

          1. The following terms have the meanings set forth below:

          "Board" means the Board of Directors of Company.
           -----

          "Business Day" means any day that is not a Saturday, a Sunday or a day
           ------------
on which commercial banks are required or permitted by law to be closed in the City of Boston.

          "Common Stock" means (except where the context otherwise indicates)
           ------------
the Common Stock, par value $.01 per share, of Company.

          "Current Market Price" means, in respect of a share of Common Stock on
           --------------------
any date, either (a) if there shall then be a public market for the Common Stock, the average of the daily market prices (determined as provided below) for 20 consecutive trading days commencing immediately before such date, or (b) if there shall not then be a public market for the Common Stock, the fair market value (determined as provided below) of the Common Stock as at such date. For purposes of clause (a), the "daily market price" for any day shall be (i) if the shares of such class of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape, (ii) if the shares of such class of Common Stock then are not listed and traded on the NYSE, the last sale price on such day on the principal stock exchange or the National Market of the NASD Automated Quotation System on which the Common Stock is then listed or admitted to trading ("NASDAQ"), (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ, the average of the last reported closing bid and ask prices on such day in the over-the-counter market as furnished by the NASDAQ or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices for the Common Stock, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected by the Required Holders and Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Holders and one of which shall be selected by Company. For purposes of clause (b), "fair market value" shall be determined by the Board in good faith.

          "Current Warrant Price" means, in respect of a share of Common Stock
           ---------------------
on any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and all rules and regulations promulgated thereunder.

          "Expiration Date" means the date that is eighteen (18) months from the
           ---------------
closing of the Offering.

          "GE Investor" means GE Capital Equity Investments, Inc., a Delaware
           -----------
corporation.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Holder" means the Person in whose name the Warrant set forth herein
           ------
is registered on the books of Company maintained for such purpose.

          "NASD" means the National Association of Securities Dealers, Inc., or
           ----
any successor corporation thereto.

          "Offering" means Company's initial public offering of Common Stock.
           --------

          "Organic Change" means (a) any sale, lease, exchange or other transfer
           --------------
of all or substantially all of the property, assets or business of Company, or
(b) any merger or consolidation to which Company is a party and which the holders of the voting securities of Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

          "Outstanding" means, when used with reference to Common Stock, on any
           -----------
date, all issued shares of Common Stock on such date, except shares then owned or held by or for the account of Company or any Subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Person" means any individual, sole proprietorship, partnership,
           ------
limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Purchase Price" means the sum of (i) the per share price paid by the
           --------------
public for the Common Stock in the Offering and (ii) 25% multiplied by the per share price paid by the public for the Common Stock in the Offering.

          "Required Holders" means the holders of Warrants exercisable for in
           ----------------
excess of 50% of the aggregate number of Warrant Stock then purchasable upon exercise of all Warrants.

          "SEC" means the U.S. Securities and Exchange Commission, or any
           ---
successor thereto.

          "Securities Act" means the Securities Act of 1933, as amended, and all
           --------------
rules and regulations promulgated thereunder.

          "Subsidiary" means, with respect to any Person, (a) any corporation of
           ----------
which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, and (b) any partnership or other entity in which such Person or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

          "Transfer" means any sale, offer to sell, contract to sell, transfer,
           --------
assignment, hypothecation, encumbrance, grant any option or warrant for the sale or purchase of or other disposition, whether voluntary or involuntary, of any Warrant or Warrant Stock.

          "Warrant" means this Warrant and all warrants issued upon transfer,
           -------
division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          "Warrant Price" means an amount equal to (i) the number of shares of
           -------------
Common Stock being purchased upon exercise of this Warrant pursuant to Section 2, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

          "Warrant Stock" means the shares of Common Stock issued or issuable
           -------------
upon the exercise of this Warrant.

II.    EXERCISE OF WARRANT
       -------------------

          2.   Exercise Period.  From and after the closing of the Offering
               ---------------
and until 5:00 P.M., Eastern Daylight Time, on the Expiration Date (the "Exercise Period"), Holder may exercise this Warrant, on any Business Day, for all or any part of the Warrant Stock, subject to compliance with the terms and conditions of this Warrant and applicable securities laws.

          2.2  Exercise Notice; Delivery of Certificates.  In order to
               -----------------------------------------
exercise this Warrant, Holder shall deliver to Company at its principal office at Two Executive Drive, Chelmsford, MA 01824 or at the office or agency designated by Company pursuant to Section 15.2, (i) a written notice of Holder's election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt of such notice, Company shall, as promptly as practicable, and, subject to receipt of any necessary regulatory approvals (including expiration of any applicable waiting period), in any event within ten (10) Business Days thereafter, deliver to Holder a duly executed certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. Such stock certificate or certificates shall be in such denominations and registered in the name designated in the subscription form, subject to Article IX. Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock for all purposes, as of the date on which all items in clauses (i)-(iii) above have been received by Company and all taxes required to be paid by Holder, if any, pursuant to Section 2.4 have been paid. If this Warrant shall have been exercised in part, Company shall cancel this Warrant upon surrender thereof and shall deliver to Holder a new Warrant evidencing the rights of Holder to purchase the remaining shares of Common Stock issuable upon exercise of this Warrant, which new Warrant shall in all other respects be identical with this Warrant. Notwithstanding the foregoing, if in connection with the exercise of a Warrant or acquisition of shares of Common Stock, any regulatory approval shall be required, including expiration of any applicable waiting period, then, if the Warrant is exercised prior to such approval, the Expiration Date shall be extended while any such regulatory approval or waiting period is pending and promptly following receipt of such approval or expiration of such waiting period, the Warrant shall be surrendered and the Warrant Price shall be paid as provided herein.

          2.3  Payment of Warrant Price.  Payment of the Warrant Price shall
               ------------------------
be made at the option of the Holder by:

               (i)   certified or official bank check;

               (ii)  wire transfer;

               (iii) the surrender to Company of that number of shares of Warrant Stock (or the right to receive such number of shares under this Warrant) or shares of Common Stock having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased; or

               (iv)  any combination thereof.

          2.4  Payment of Taxes.  Company shall pay all expenses, taxes and
               ----------------
other governmental charges with respect to the issuance and delivery of the Warrant Stock, unless such tax or charge is imposed by law upon Holder. Company shall not be required, however, to pay any transfer tax or other similar charge imposed in connection with the issuance of any certificate for shares of Common Stock in any name other than that of Holder, and in such case Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of Company that no such tax or other charge is due.

          2.5  Fractional Shares.  Company shall not be required to issue a
               -----------------
fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants would otherwise be entitled to purchase upon such exercise, Company shall pay a cash adjustment to Holder in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

III.  TRANSFER, DIVISION AND COMBINATION
      ----------------------------------

          3.   Transfer.  Subject to compliance with Article IX of this
               --------
Warrant, Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of Company referred to in Section 2.2 or the office or agency designated by Company pursuant to Section 15.2, together with a duly executed written assignment of this Warrant substantially in the form of Exhibit B hereto and funds sufficient
                                          ---------
to pay any transfer taxes payable upon the making of such Transfer. Upon such surrender and, if required, such payment, Company shall, subject to Article IX, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Article IX, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when a written assignment of this Warrant is duly executed, the assignee may be treated by Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however, that until a transfer of this Warrant is duly registered on the books of Company, Company may treat the Holder hereof as the owner for all purposes.

          3.2  Division and Combination.  Subject to Article IX, this Warrant
               ------------------------
may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of Company, together with a duly executed written notice specifying the names and denominations in which new Warrants are to be issued. Subject to compliance with Section 3.1 and with Article IX as to any Transfer which may be involved in such division or combination, Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combine d in accordance with such notice.

          3.3  Expenses.  Company shall prepare, issue and deliver at its own
               --------
expense (other than transfer taxes) the new Warrant or Warrants under this
Article III.

          3.4  Maintenance of Books.  Company agrees to maintain, at its
               --------------------
aforesaid office or agency, books for the registration of Warrants and the Transfer of the Warrants.

IV.  ADJUSTMENTS
     -----------

          4. The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Article IV. Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Article IV at the time of such event. Notwithstanding the foregoing, the Holder acknowledges and agrees that during the period subsequent to the date hereof and prior to the closing of the Offering, Company may effect a stock split and that the 200,000 shares issuable upon exercise of this Warrant and the Current Warrant Price shall not be adjusted to reflect such stock split.

          4.1  Stock Dividends, Subdivisions and Combinations.  If at any time
               ----------------------------------------------
Company shall:

          (a) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,

          (b) subdivide or split its Outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (c) combine or reclassify its Outstanding shares of Common Stock into a smaller number of shares of Common Stock,

               (i) the number of shares of then Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event or the record date therefor, whichever is earlier, would own or be entitled to receive after the happening of such event; and

               (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

          4.2  Other Provisions Applicable to Adjustments under Article IV.
               -----------------------------------------------------------
The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Article IV:

          (a)  When Adjustments to Be Made.  No adjustment in the Current
               ---------------------------
Warrant Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; provided that any adjustments which by reason of this Section 4.7(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article IV shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (b)  Fractional Interests.  In computing adjustments under this
               --------------------
Article IV, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

          4.3  Organic Change.  In case of any Organic Change (or any other
               --------------
merger or consolidation to which Company is a party, which for purposes of this
Section 4.3 shall be deemed an Organic Change), each Holder shall have the right thereafter to receive, upon exercise of the Warrant during the period specified herein and upon payment of the Warrant Price, in lieu of the Common Stock issuable upon such exercise prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which the Warrant was exercisable immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Article IV shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property. In case of any Organic Change, the successor or acquiring corporation (if other than Company) shall expressly assume the due and punctual observance and performance of each covenant and condition of this Warrant to be performed and observed by Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article IV. For purposes of this Section 4.3, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

V.   NOTICES TO WARRANT HOLDERS
     --------------------------

          5.   Notice of Adjustments.  Whenever an adjustment to this Warrant is
               ---------------------
made pursuant to Article IV, Company shall promptly deliver to each Holder a certificate executed by the chief financial officer of Company setting forth, in reasonable detail, the event requiring the adjustment and the calculation (including the method and information used therein) of such adjustment, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.3) describing the number and kind of any other shares of stock or other securities or property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Company shall keep at its office or agency designated pursuant to Section 15.2 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

          5.2  Notice of Corporate Action.  If at any time
               --------------------------

          (a) Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) there shall be any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any consolidation or merger of Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of Company to, another corporation; or

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of Company;

then, in any one or more of such cases, Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date, if applicable, shall be selected in respect of such event and (ii) in the case of any such event, at least 20 days' prior written notice of the date when the same shall take place. Such notice shall also specify (i) the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event. Notwithstanding the above, the failure to give such notice shall not affect the validity of any transaction for which notice was required to be given.

VI.  NO IMPAIRMENT
     -------------

          6. Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such commercially reasonable actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, Company will take all such commercially reasonable action as may be necessary or appropriate in order that Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, including taking such commercially reasonable action as is necessary for the Current Warrant Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant. Company will use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any Governmental Authority having jurisdiction thereof as may be necessary to enable Company to perform its obligations under this Warrant.

VII. RESERVATION AND AUTHORIZATION OF COMMON STOCK
     ---------------------------------------------

          7. From and after the date of this Warrant, Company shall at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued, fully paid and nonassessable, and not subject to preemptive or similar rights.

VIII.  TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS
       --------------------------------------------------

          8. In the case of all dividends or other distributions by Company to the holders of its Common Stock with respect to which any provision of Article IV refers to the taking of a record of such holders, Company will take such record as of the close of business on a Business Day. Company will not at any time, except upon dissolution, liquidation or winding up of Company, close its stock transfer books or Warrant transfer books so as to prevent or delay the exercise or transfer of any Warrant.

IX.    RESTRICTIONS ON TRANSFERABILITY
       -------------------------------

          9. No Transfer of the Warrants and the Warrant Stock shall be allowed before satisfaction of the conditions specified in this Article IX. Any purported Transfer of the Warrant or Warrant Stock made other than in accordance with this Article IX shall be null and void and of no force or effect. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this
Article IX.

          9.1  Restrictive Legend.   (a) Except as otherwise provided in this
               ------------------
Article IX, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH."

          (b) Except as otherwise provided in this Article IX, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS WARRANT AND THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH AND THE PROVISIONS OF THIS WARRANT."

          9.2  Restrictions on Transfer.  Absent an effective registration
               ------------------------
statement filed with the SEC under the Securities Act covering the disposition or sale of this Warrant or the Warrant Stock, as the case may be, and registration or qualification under applicable state securities laws, a Holder will not Transfer any or all such Warrants or Warrant Stock, as the case may be, unless Company has received an opinion of counsel, in form and substance reasonably satisfactory to Company, to the effect that such registration is not required in connection with such disposition.

          9.3  Notice of Proposed Transfers.  Prior to any Transfer of any
               ----------------------------
Warrants or any Warrant Stock, the holder of such Warrants or Warrant Stock shall give written notice to Company of such Transfer, indicating the circumstances of the proposed Transfer, and furnish Company an opinion of counsel, in form and substance reasonably satisfactory to counsel for Company, to the effect that the proposed Transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws. Each certificate, if any, evidencing such shares of Warrant Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder which is reasonably acceptable to Company such legend is not required in order to ensure compliance with the Securities Act.

          9.4  Termination of Restrictions.  Notwithstanding the foregoing, the
               ---------------------------
restrictions imposed by Sections 9.1 through 9.3 upon the transferability of the Warrants and the Warrant Stock, and the legend requirements of Section 9.1, shall terminate as to any particular Warrant or share of Warrant Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when Company shall have received an opinion of counsel reasonably satisfactory to it that such Warrant or shares of Warrant Stock may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Sections 9.1 through
9.3 shall terminate as to this Warrant, as hereinabove provided, the Holder shall be entitled to receive from Company, at the expense of Company, a new Warrant without the restrictive legend set forth in Section 9.1(b). Whenever the restrictions imposed by Sections 9.1 through 9.3 shall terminate as to any share of Warrant Stock, as hereinabove provided, the holder thereof shall be entitled to receive from Company, at Company's expense, a new certificate representing such Warrant Stock not bearing the restrictive legend set forth in Section 9.1(a).

          9.5  Agreement Not to Transfer.
               --------------------------

               (a) Prior to the date 180 days after the date of the final prospectus relating to the Offering, the Holder shall not, and shall not permit any other Person, to the extent allowable by law, who holds of record any of the undersigned's Warrants or Warrant Stock, directly or indirectly, Transfer or offer to Transfer any Warrants or Warrant Stock (the "Transfer Restrictions") other than to affiliates who agree to be bound by the terms of this Warrant, unless Company consents to such Transfer and the transferee agrees to be bound by this Warrant in writing.

               (b) In order to enforce the Transfer Restrictions, Company may impose stop-transfer instructions with respect to the Warrants and Warrant Stock until the end of the restricted period.

          9.6  Market Stand-Off.  In addition to the Transfer Restrictions
               ----------------
(which shall in no way be limited by the following), in connection with the first underwritten public offering by Company of its equity securities pursuant to an effective registration statement filed under the Securities Act following the Offering, the Holder shall not Transfer or offer to Transfer any Warrant or Warrant Stock without the prior written consent of Company and its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by Company or such underwriters; provided, however, that (i)
                                                     --------  -------
such Market Stand-Off shall not exceed ninety (90) days, (ii) the Holder shall be subject to the Market Stand-Off only if the officers, directors and other stockholders of Company are also subject to similar restrictions, and (iii) the Holder shall only be subject to the Market Stand-Off if Company registers at least fifty percent (50%) of the Registrable Securities (as defined in the Common Stock Purchase Agreement by and between Company and GE Investor dated as of the date hereof) in the offering. In order to enforce the Market Stand-Off, Company may impose stop-transfer instructions with respect to the Warrant and Warrant Stock until the end of the applicable stand-off period.

X.   SUPPLYING INFORMATION
     ---------------------

          10. Company shall cooperate with each Holder of a Warrant and each holder of Warrant Stock in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the SEC and other regulatory authorities as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Warrant Stock.

XI.   LOSS OR MUTILATION
      ------------------

          11. Upon receipt by Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Investor shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, Company will (at the Holder's expense) execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no
                                      --------
indemnity shall be required if this Warrant in identifiable form is surrendered to Company for cancellation.

XII.  LIMITATION OF LIABILITY; RIGHTS AS STOCKHOLDER
      ----------------------------------------------

          12.  Liability.  No provision hereof, in the absence of affirmative
               ---------
action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

          12.2 Rights.  This Warrant shall not entitle the Holder to any voting
               ------
rights, dividend rights or other rights as a stockholder of Company, either at law or equity, prior to the exercise of this Warrant and the payment of the Warrant Price.

XIII. REPRESENTATIONS AND WARRANTIES OF COMPANY
      -----------------------------------------

          13.  Organization and Good Standing.  Company is a corporation duly
               ------------------------------
organized, validly existing and in corporate good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted.

          13.2 Authorization.  All corporate action on the part of Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of Company hereunder, and the authorization, reservation, issuance and delivery of the Warrant Stock has been taken or will be taken prior to the closing of the Offering, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and general principles of equity.

          13.3 Valid Issuance of Warrant Stock.  The Warrant Stock, when
               -------------------------------
issued, sold and delivered in accordance with the terms of the Warrant for the consideration expressed, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Holder in this Warrant, will be issued in compliance with all applicable federal and state securities laws.

          13.4  Compliance with Other Documents.  The execution and delivery
                -------------------------------
of this Warrant, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under Company's charter or by-laws or of any contract or agreement to which Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would not have a material adverse effect on Company's business, financial condition or results of operations.

XIV.  REPRESENTATIONS AND WARRANTIES OF HOLDER.  The Holder hereby
      ----------------------------------------
represents and warrants that:

          14.1  Investigation.   The Holder acknowledges that it has
                -------------
carefully reviewed the Registration Statement and the representations concerning Company contained in this Warrant and has had an opportunity to discuss the business, affairs and current prospects of Company with Company's officers and members of its management. The Holder further acknowledges having had access to information about Company that it has requested or considers necessary for purposes of this Warrant and purchasing the Warrant Stock.

          14.2  Accredited Investor, Etc.    The Holder is an "accredited
                ------------------------
investor" as such term is defined in Regulation D adopted by the SEC. The Holder is an investor in securities of companies in the development stage, in Company's industry and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant Stock.

          14.3  Purchase Entirely for Own Account.  This Warrant is
                ---------------------------------
issued to the Holder in reliance upon the Holder's representation to Company that the Warrant Stock will be acquired for investment for the Holder's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same, other than in compliance with the federal securities laws and subject to the provisions of this Warrant.

XV.   MISCELLANEOUS
      -------------

          15.1  Nonwaiver and Expenses.   No course of dealing or any delay or
                ----------------------
failure to exercise any right hereunder on the part of Holder or Company, as the case may be, shall operate as a waiver of such right or otherwise prejudice Holder's or Company's rights, powers or remedies. If Company or Holder fails to make, when due, any payments provided for under this Warrant, or fails to comply with any other provision of this Warrant, Company or Holder, as the case may be, shall pay to Holder or Company such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder or Company, as the case may be, in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          15.2  Notices.   All notices and communications to be given or made
                -------
under this Warrant shall be in writing and delivered by hand-delivery, registered first class mail (return receipt requested), facsimile, or air courier guaranteeing overnight delivery, addressed as follows, or to such other Person or address as the party named below may designate by notice:

          (a) If to any Holder or holder of Warrant Stock, at its last known address (or telecopier number) appearing on the books of Company maintained for such purpose or if different the address (or telecopier number) last provided by Holder to Company in accordance with this Section 15.2.

          (b)  If to Company at

               Two Executive Drive
               Chelmsford, MA  01824
               Telecopier No.:  (978) 452-6820
               Attn:  President

Each such notice or other communication shall be deemed effective (i) acknowledged or if given by telecopy, when the telecopy is transmitted to the number specified herein and the intended recipient confirms receipt of the telecopy or the sender receives an electronic confirmation of successful transmission or (ii) if given by any other means, when received at the address specified herein.

          15.3  Successors and Assigns.  Subject to the provisions of Section 3
                ----------------------
and Article IX, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder. No other Person shall have any right, benefit or obligation under this Warrant.

          15.4  Amendment; Waiver.  Any provision of this Warrant may be
                -----------------
amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder.

          15.5  Severability.  If one or more provisions of this Warrant are
                ------------
held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by law so as to effectuate the parties' intent to the maximum extent, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

          15.6  Section and Other Headings.  The section and headings
                --------------------------
contained in this Warrant are for the convenience only and shall not affect the meaning or interpretation of this Warrant.

          15.7  Governing Law.  This Warrant shall be governed by, construed
                -------------
and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of law principles of such state.

          15.8  Covenant Regarding Consent.  Company covenants to use
                --------------------------
commercially reasonable efforts upon the request of a Holder to seek any waivers or consents, or to take any other action required, to effectuate the exercise of this Warrant and the rights hereunder by any Holder.

          15.9  Remedies.  Each Holder and Company, in addition to being
                --------
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. Company and each Holder agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereon preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          15.10 Registration Rights.  All Warrant Stock shall be "Registrable
                -------------------
Securities" or such other definition of securities entitled to registration rights pursuant to the Common Stock Purchase Agreement by and between Company and GE Investor dated as of the date hereof, as such agreement may be amended from time to time, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder. Each Holder hereby agrees to be bound by the terms, conditions and obligations set forth in Exhibit A of such agreement.
                                        ---------

                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.

Dated:  February 1, 2000

                              MATRIXONE, INC.

                              By: /s/ Mark F. O'Connell
                                  ____________________________

                              Name: Mark F. O'Connell

                              Title: President & CEO

Attest:

By: /s/ Maurice L. Castonguay
    _________________________________
Name: Maurice L. Castonguay
Title: CFO

                                   EXHIBIT A

                       SUBSCRIPTION FORM AND INVESTMENT
                           REPRESENTATION STATEMENT

                 [To be executed only upon exercise of Warrant]

1.  The undersigned registered owner of this Warrant irrevocably exercises this
___ Warrant for the purchase of ______ shares of Common Stock of MatrixOne, Inc., surrenders this Warrant and herewith makes payment therefor (in cash or as otherwise permitted in this Warrant) and for any transfer taxes payable pursuant to the terms of the Warrant, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is _________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


2. (a) The undersigned is sufficiently aware of Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Warrant Stock. The undersigned is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant Stock. The shares of Warrant Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrant Stock.

    (b) The undersigned understands that the Warrant Stock has not been registered under the Securities Act in reliance upon a specific exemption therefrom.


    (c) The undersigned further understands that the Warrant Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). In addition, the undersigned understands that the certificate evidencing the Warrant Stock may be imprinted with a legend which prohibits the transfer of the Warrant Stock unless it is registered or such registration is not required in the opinion of counsel reasonably satisfactory to counsel for Company.


    (d) The undersigned represents that he is an "accredited investor" as such term is defined in Regulation D adopted by the SEC.

          IN WITNESS WHEREOF, this Subscription Form and Investment Representation Statement has been executed and delivered by Holder effective this ____ day of _________, ______.



                         _______________________________
                         (Name of Registered Owner)

                         _______________________________
                         (Signature of Registered Owner)

                         _______________________________
                         (Street Address)

                         _______________________________
                         (City)     (State)  (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT B

                                ASSIGNMENT FORM

          FOR VALUE RECEIVED the undersigned registered owner of this ___ Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                      No.  of Shares of Common Stock
----------------------------                      ------------------------------





and does hereby irrevocably constitute and appoint ___________________________ attorney-in-fact to register such transfer on the books of MatrixOne, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:__________________     Print Name:___________________


                             Signature:____________________


                             Witness:______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.





                                       3